FIFTH AMENDMENT TO 1993 RESTATED LOAN AGREEMENT


        THIS FIFTH AMENDMENT TO 1993 RESTATED LOAN AGREEMENT is intended to amend the terms of the 1993 Restated Loan Agreement (the "Agreement") dated as of November 8, 1993, as amended by the First Amendment to Restated Loan Agreement (the "First Amendment") dated as of April 11, 1994, as amended by the Second Amendment to and Extension of 1993 Restated Loan Agreement (the "Second Amendment") dated as of June 29, 1994, as amended by the Third Amendment to 1993 Restated Loan Agreement (the "Third Amendment") dated as of August 30, 1994 and as amended by the Fourth Amendment to 1993 Restated Loan Agreement (the "Fourth Amendment") dated as of November 29, 1994 among DATA TRANSMISSION NETWORK CORPORATION, FIRST NATIONAL BANK OF OMAHA, FIRSTIER BANK, NATIONAL ASSOCIATION, LINCOLN, NEBRASKA, FIRST NATIONAL BANK, WAHOO, NEBRASKA, NBD BANK, N.A., NORWEST BANK NEBRASKA, N.A. and THE BOATMEN'S NATIONAL BANK OF ST. LOUIS. All terms and conditions of the Agreement shall remain in full force and effect except as expressly amended herein. All capitalized terms herein shall have the meanings prescribed in the Agreement. The Agreement shall be amended as follows:

        The parties hereby acknowledge that, effective as of the date hereof, $2,250,000 of the outstanding balance of the Borrower's loan shall be converted to a term loan in accordance with Sections 2.3 and 2.4 of the Agreement. In
Section 2.1 of the Agreement, change the reference to the maximum amount of revolving credit advanced from $23,400,000 to $21,150,000 and reduce the references to each Bank's maximum advance limit accordingly on a pro rata basis. In connection with this amendment the Borrower is contemporaneously executing and delivering to the Banks six Secured Business Promissory Notes dated as of the date hereof in the respective principal amounts of $699,750, $418,500, $22,500, $418,500, $396,000 and $294,750. This amendment shall not affect and there remain outstanding from the Borrower to the Banks, the Existing Term Notes and the Related Bank Debt and those certain Secured Business Promissory Notes dated as of June 29, 1994, August 30, 1994 and November 29, 1994.

        This Amendment may be executed in several counterparts and such counterparts together shall constitute one and the same instrument.

        IN WITNESS WHEREOF, the undersigned have executed this FIFTH AMENDMENT TO 1993 RESTATED LOAN AGREEMENT dated as of February 27, 1995.

                                              DATA TRANSMISSION NETWORK
                                              CORPORATION


                                              By:     /s/  Greg T. Sloma
                                                      ------------------------
                                              Title:  Executive Vice President
                                                      and Chief Operating
                                                      Officer
                                                      -------------------------

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                                            FIRST NATIONAL BANK OF OMAHA

                                          By:     /S/ James P. Bonham
                                               --------------------------
                                          Title:  Vice President
                                               --------------------------


                                            FIRSTIER BANK, NATIONAL
                                            ASSOCIATION, LINCOLN, NEBRASKA


                                          By:     /s/ John Arrigo
                                               ----------------------------
                                          Title:  Officer
                                               ----------------------------


                                            FIRST NATIONAL BANK, WAHOO,
                                            NEBRASKA

                                          By:     /s/  Elizabeth E. Rezac
                                               ----------------------------
                                          Title:  Loan Officer
                                               ----------------------------

                                            NBD BANK, N.A.

                                          By:   /s/ Thomas A. Levasseur
                                               ----------------------------
                                          Title:  Vice President
                                               ----------------------------


                                            NORWEST BANK NEBRASKA, N.A.

                                         By:    /s/  Leslie J. Volk
                                               ----------------------------
                                          Title:  Vice President
                                               ----------------------------


                                            THE BOATMEN'S NATIONAL BANK
                                            OF ST. LOUIS


                                         By:    /s/ Joseph L. Scooter, Jr.
                                               ----------------------------
                                          Title:   Vice President
                                               ----------------------------

4429E/70-76



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